VALIC COMPANY II
HIGH YIELD BOND FUND
Supplement to the Prospectus dated January 1, 2009
On July 15, 2009, the Board of Trustees (the “Board”) of VALIC Company II approved the replacement of the current investment sub-adviser of the High Yield Bond Fund (the “Fund”) and the engagement of Wellington Management Company, LLP (“Wellington Management”), as the new sub-adviser. In connection with the change of sub-adviser, the Board approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Wellington Management. The Sub-Advisory Agreement with Wellington Management will become effective on or about July 24, 2009. The sub-adviser change will not affect the Fund’s expenses, principal investment objective or principal investment strategy.
The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to approve investment sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the Fund’s shareholders. As a result of the sub-adviser change, the VALIC Company II prospectus will be amended, effective July 24, 2009, to include the changes noted below.
With respect to the Fund’s Fact Sheet on page 14, under the heading “Investment Sub-Adviser,” AIG Global Investment Corp. is deleted and replaced with Wellington Management Company, LLP.
In the section titled “About VC II’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” the disclosure with respect to its management of the High Yield Bond Fund is deleted in its entirety. In the same section under the heading for Wellington Management, the following disclosure is added to reflect Wellington Management’s management of the Fund:
Christopher A. Jones, CFA, Vice President and Fixed Income Portfolio Manager, serves as the portfolio manager of the High Yield Bond Fund. Mr. Jones joined Wellington Management as an investment professional in 1994. He holds the Chartered Financial Analyst designation.
Dated: July 20, 2009

VALIC COMPANY II
Supplement to Statement of Additional Information dated January 1, 2009
Effective July 24, 2009, Wellington Management Company, LLP (“Wellington Management”) will serve as the investment sub-adviser of the High Yield Bond Fund (the “Fund”), replacing AIG Global Investment Corp. On such date, Christopher Jones, a Wellington Management investment professional, became the portfolio manager of the Fund. The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by the portfolio manager of the Fund, is added to the section titled “Portfolio Managers” under the heading “Other Accounts,” and the chart should be supplemented with the following:

Other Accounts
(As of May 31, 2009)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
High Yield Bond Fund	Wellington Management	Christopher Jones	8	603	8	2,184	8 (2)	2,232	(62)
Effective July 24, 2009, in the section titled “Portfolio Managers” under the heading “Compensation” beginning on page 50, the current disclosure with respect to Wellington Management is deleted in its entirety and the following disclosure describing conflicts of interest and the structure and method of compensation of Wellington Management’s portfolio managers is added:
Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation. Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information is as of May 31, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for Mr. Mordy, as a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Jones is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mordy is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
High Yield Bond Fund	Citigroup High Yield Market Index
Mid Cap Value Fund	Russell 2500 Value Index
Date: July 20, 2009